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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) October 9, 1996

            Chevy Chase Bank, F.S.B. (as Transferor and Servicer under a Pooling and Servicing Agreement providing for the issuance of Capitol
     Revolving Home Equity Loan Asset Backed Certificates, Series 1996-1)

                            Chevy Chase Bank, F.S.B.
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               (Exact Name of Registrant as Specified in Charter)

New York                            333-1682                  52-0897004
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(State or Other Jurisdiction of  (Commission File             (I.R.S. Employer
         Incorporation)             Number)               Identification Number)

             c/o Stephen R. Halpin, Jr., 8401 Connecticut Avenue,
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                         Chevy Chase, Maryland 20815
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                   (Address of Principal Executive Offices)

Registrant's telephone number, including area code   (301) 986-7000
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          (Former Name or former address, if changed since last report)


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                        Exhibit List is located on page 4
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Item 5.

      Chevy Chase Bank, F.S.B. ("Chevy Chase"), as transferor (the "Transferor") and as servicer (the "Servicer") registered issuances of up to $500,000,000 principal amount of asset-backed certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-1682) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Transferor caused Capitol Revolving Home Equity Loan Trust 1996-1 to issue $120,460,000 principal amount of Capitol Revolving Home Equity Loan Asset Backed Certificates, Series 1996-1 (the "Certificates") on September 24, 1996 (the "Closing Date").

      The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1996 (the "Initial Cut-Off Date"), among Chevy Chase Bank, F.S.B. ("Chevy Chase"), as Transferor and as Servicer and The Chase Manhattan Bank, as trustee (the "Trustee") and custodial agent (the "Custodial Agent").

      This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement, the Underwriting Agreement entered into among Chevy Chase, CS First Boston Corporation, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the Certificate Insurance Policy issued by AMBAC Indemnity Corporation.

      Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

        1.1 Underwriting Agreement dated September 20, 1996 among Chevy Chase, CS First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

        4.1 Pooling and Servicing Agreement dated as of September 1, 1996 among the Transferor, the Servicer, the Trustee and the Custodial Agent.

        99.1  Certificate Insurance Policy issued by AMBAC Indemnity
Corporation.

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                                  EXHIBIT INDEX
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Exhibit No. Description
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1.1      Underwriting Agreement dated September 20, 1996 among Chevy
         Chase, CS First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1 Pooling and Servicing Agreement dated as of September 1, 1996 among the Transferor, the Servicer, the Trustee and the Custodial Agent.

99.1     Certificate Insurance Policy issued by AMBAC Indemnity
         Corporation.

                                       3
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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1996-1

                              By: Chevy Chase Bank, F.S.B., as Transferor
                                  and Servicer

                                 By: /s/  Stephen R. Halpin, Jr.
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                                     Stephen R. Halpin, Jr.
                                     Executive Vice President

Date:  October 9, 1996

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